UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2019

Date of reporting period:	July 1, 2018 – December 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Small Cap Growth Fund

Semiannual report

12 | 31 | 18

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNSAX

Putnam
Small Cap Growth
Fund

Semiannual report
12 | 31 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

February 8, 2019

Dear Fellow Shareholder:

Global financial markets encountered challenges in the final months of 2018. December was difficult for stock markets worldwide, and most major indexes finished the year with losses. Among the issues that contributed to the downturn were uncertainty about monetary policy, a slowing Chinese economy, and the U.S.–China trade dispute. Fixed-income markets were less volatile than stocks, and higher quality bonds benefited from a flight to safety amid the turmoil.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested approaches: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with a financial advisor.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/18. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 12–13.

2 Small Cap Growth Fund

Bill has an M.B.A. from the Booth School of Business, University of Chicago, and a B.S. in Finance from Miami University. He joined Putnam in 2012 and has been in the investment industry since 1996.

Bill, how would you describe the investing environment during the reporting period?

Most U.S.-based stock indices experienced sharp declines and heightened volatility in the second half of 2018. Rising U.S. interest rates, economic slowdowns in China and Europe, and uncertainty surrounding the U.S.–China trade dispute weighed heavily on stock market performance. In the third quarter of 2018, China’s economic growth rate slowed to possibly its lowest level in nearly a decade.

Quarterly economic growth in the United States, as measured in gross domestic product, held steadier compared with non-U.S. markets over the period. This was due in part to economic tailwinds from a reduction in the corporate tax rate, low unemployment, and solid wage growth. Despite these positive trends, market volatility persisted across U.S. equities with many stock indices posting annual losses for 2018. For the six-month reporting period, small-cap growth stocks, the focus of this fund, declined by 17.33%, as measured by the Russell 2000 Growth Index.

Small Cap Growth Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 12/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Small Cap Growth Fund

How did the fund perform for the reporting period?

In this difficult environment for small-cap growth stocks, the fund’s class A shares posted a return of –14.24%. While a negative return is disappointing, it is worth noting that the fund held up better than its benchmark, the Russell 2000 Growth Index, which posted a return of –17.33%. The fund’s performance was also slightly better than the average return of –14.93% for funds in its Lipper peer group, Small Cap Growth Funds.

We believe the portfolio held up reasonably well due to our focus on individual stock selection. The companies in the portfolio primarily operate in the United States, which offered some insulation from global trade frictions. However, small companies were not immune to downdrafts in the global economy. In terms of sectors, the strongest performers for the fund were found in consumer discretionary and information technology, while holdings in the financials, consumer staples, and materials sectors weakened over the period.

What were some specific holdings that contributed to performance?

Wingstop, a U.S.-based restaurant chain specializing in chicken wings, was the fund’s top contributor. The company’s franchise model has enabled the firm to rapidly expand its geographic footprint, with about 1,200 storefronts operating worldwide at period-end. Wingstop continued to demonstrate solid fundamentals over the period, including quarterly gains in profitability and 14 consecutive quarters of growth in same-store sales. In November 2018, the firm announced plans for a nationwide rollout of its new mobile ordering and delivery platform. This initiative should provide a significant catalyst for growth for Wingstop going forward, in our view.

Another highlight for the period was Five Below, a U.S. discount retailer that sells products priced up to $5. We believe Five Below offers one of the best unit economic models [a measure of profitability] in the retail industry. The brand’s fresh, on-trend product lines, along with an upbeat, in-store shopping experience, have attracted a loyal customer base of novelty seekers, tweens [consumers aged 8 to 12 years], and teenagers. Strong quarterly revenues and a record number of new store openings helped boost share value over the period.

Fund performance also benefited from our stake in Everbridge, a high-tech firm operating in the SaaS [software-as-a-service] industry. Based in Massachusetts, Everbridge is emerging as a global leader in critical event management. Its versatile technology platform provides incident response technology, preparedness training, and alert systems during emergencies to mass populations in real time. Over the period, Everbridge continued to broaden its customer base, which included corporate, health-care, and government clients. We believe Everbridge can continue to effectively compete against larger, enterprise software providers.

Could you discuss some holdings that detracted from fund performance?

Two holdings tied to the slowdown in the U.S. housing market were among the fund’s top detractors for the period. The first was At Home Group, a home décor “big box” retailer based in Texas. The second was Georgia-based SiteOne Landscape Supply, which sells lawn equipment and tools to contractors. As U.S. interest rates rose over the period, new home sales and construction projects slowed, and demand dropped for these firms’ product lines. However, with continued growth in consumer discretionary spending expected, we believe

Small Cap Growth Fund 5

the U.S. housing market could rebound in 2019. At period-end, we continued to own both stocks.

Another detractor for the period was Evercore, a New York-based investment advisory firm focused on mergers and acquisitions. Evercore’s business slowed as companies put off M&A activity.

Going forward, what is your outlook for the fund and the small-cap investing environment?

Global trade tensions remain a top concern for investors. As of December 2018, the trade dispute between China and the United States somewhat eased, with the two governments agreeing to postpone any additional tariffs for a period of 90 days. We believe the fund’s focus on individual stock selection, primarily companies with U.S.-based operations, should help protect against broader economic downturns, trade conflict, and geopolitical risks, especially in emerging markets.

We believe the technology sector will continue to offer attractive opportunities for the fund. We have invested in a number of companies that are capitalizing on the migration of enterprises to a SaaS delivery model. We are also focused on identifying innovative, small consumer discretionary and industrial companies that we believe offer distinct advantages over their larger counterparts. Despite the challenges the fund faced in the reporting period, we believe small-cap stocks can return to a positive growth trajectory, and a U.S. recession in the near future is unlikely, in our view.

Thank you, Bill, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect on 10/1/18.

6 Small Cap Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/31/97)
Before sales charge	10.02%	230.58%	12.70%	26.03%	4.74%	27.16%	8.34%	–2.49%	–14.24%
After sales charge	9.71	211.57	12.04	18.78	3.50	19.85	6.22	–8.10	–19.17
Class B (3/18/02)
Before CDSC	9.71	212.40	12.07	21.40	3.95	24.34	7.53	–3.21	–14.55
After CDSC	9.71	212.40	12.07	19.40	3.61	21.34	6.66	–7.97	–18.75
Class C (3/18/02)
Before CDSC	9.63	206.64	11.86	21.36	3.95	24.31	7.52	–3.23	–14.55
After CDSC	9.63	206.64	11.86	21.36	3.95	24.31	7.52	–4.18	–15.39
Class M (3/18/02)
Before sales charge	9.48	214.70	12.15	22.92	4.21	25.25	7.79	–2.97	–14.45
After sales charge	9.29	203.69	11.75	18.62	3.47	20.87	6.52	–6.36	–17.44
Class R (12/1/03)
Net asset value	9.75	222.59	12.43	24.48	4.48	26.21	8.07	–2.72	–14.32
Class R6 (6/29/15)
Net asset value	10.25	241.02	13.05	28.36	5.12	28.79	8.80	–2.07	–14.05
Class Y (11/3/03)
Net asset value	10.22	239.02	12.99	27.60	5.00	28.12	8.61	–2.26	–14.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of

Small Cap Growth Fund 7

class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 12/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 2000 Growth
Index	5.97%	255.47%	13.52%	28.45%	5.13%	23.34%	7.24%	–9.31%	–17.33%
Lipper Small-Cap
Growth Funds	7.51	265.03	13.66	29.94	5.26	29.07	8.78	–4.53	–14.93
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/18, there were 571, 559, 477, 436, 328, and 100 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y
Number	1		1	1	1		1	1	1
Income	—		—	—	—		—	—	—
Capital gains
Long-term gains	$0.680		$0.680	$0.680	$0.680		$0.680	$0.680	$0.680
Short-term gains	—		—	—	—		—	—	—
Total	$0.680		$0.680	$0.680	$0.680		$0.680	$0.680	$0.680
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
6/30/18	$42.91	$45.53	$37.82	$37.68	$39.47	$40.90	$41.41	$44.55	$44.40
12/31/18	36.25	38.46	31.77	31.65	33.22	34.42	34.93	37.74	37.58

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

8 Small Cap Growth Fund

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/18*	1.20%	1.95%	1.95%	1.70%	1.45%	0.77%	0.95%
Annualized expense ratio for the
six-month period ended 12/31/18†‡	1.21%	1.96%	1.96%	1.71%	1.46%	0.80%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Includes one time annualized merger costs of 0.03%.

‡ Includes an increase of 0.01% from annualizing the performance fee adjustment for the six months ended 12/31/18.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/18 to 12/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.67	$9.16	$9.16	$8.00	$6.83	$3.75	$4.50
Ending value (after expenses)	$857.60	$854.50	$854.50	$855.50	$856.80	$859.50	$858.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/18, use the following calculation method. To find the value of your investment on 7/1/18, call Putnam at 1-800-225-1581.

Small Cap Growth Fund 9

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.16	$9.96	$9.96	$8.69	$7.43	$4.08	$4.89
Ending value (after expenses)	$1,019.11	$1,015.32	$1,015.32	$1,016.59	$1,017.85	$1,021.17	$1,020.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Small Cap Growth Fund

Consider these risks before investing

Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry, or sector. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. You can lose money by investing in the fund.

Small Cap Growth Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not

12 Small Cap Growth Fund

sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2018, Putnam employees had approximately $446,000,000 and the Trustees had approximately $63,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Growth Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Small Cap Growth Fund

The fund’s portfolio 12/31/18 (Unaudited)

COMMON STOCKS (99.3%)*	Shares	Value
Aerospace and defense (5.6%)
BWX Technologies, Inc.	97,009	$3,708,654
HEICO Corp. Class A	138,545	8,728,335
Mercury Systems, Inc. †	194,407	9,193,507
		21,630,496
Banks (0.7%)
Cadence BanCorporation	171,459	2,877,082
		2,877,082
Beverages (1.1%)
MGP Ingredients, Inc. S	77,136	4,400,609
		4,400,609
Biotechnology (11.8%)
Acceleron Pharma, Inc. † S	65,018	2,831,534
Amicus Therapeutics, Inc. † S	193,214	1,850,990
Array BioPharma, Inc. †	181,389	2,584,793
Ascendis Pharma A/S ADR (Denmark) †	40,200	2,518,530
Atara Biotherapeutics, Inc. † S	50,746	1,762,916
Emergent BioSolutions, Inc. †	137,087	8,126,517
Exact Sciences Corp. † S	48,553	3,063,694
Global Blood Therapeutics, Inc. † S	56,950	2,337,798
Ligand Pharmaceuticals, Inc. † S	45,449	6,167,429
Loxo Oncology, Inc. †	16,577	2,321,940
Mirati Therapeutics, Inc. † S	50,708	2,151,033
Repligen Corp. † S	86,469	4,560,375
Sarepta Therapeutics, Inc. † S	30,963	3,378,992
Vericel Corp. † S	115,434	2,008,552
		45,665,093
Building products (2.2%)
Trex Co., Inc. †	141,127	8,377,299
		8,377,299
Capital markets (4.8%)
Evercore, Inc. Class A	88,892	6,361,112
Focus Financial Partners, Inc. Class A †	168,179	4,428,153
Hamilton Lane, Inc. Class A	208,085	7,699,145
		18,488,410
Chemicals (2.7%)
Ferro Corp. †	345,527	5,417,863
Orion Engineered Carbons SA (Luxembourg)	190,459	4,814,804
		10,232,667
Diversified consumer services (5.8%)
Bright Horizons Family Solutions, Inc. †	94,077	10,484,882
Chegg, Inc. †	118,212	3,359,585
Grand Canyon Education, Inc. †	87,921	8,452,725
		22,297,192
Electronic equipment, instruments, and components (4.0%)
Littelfuse, Inc.	39,965	6,853,198
Novanta, Inc. †	138,005	8,694,315
		15,547,513

Small Cap Growth Fund 15

COMMON STOCKS (99.3%)* cont.	Shares	Value
Entertainment (3.0%)
Live Nation Entertainment, Inc. †	119,360	$5,878,480
World Wrestling Entertainment, Inc. Class A	75,227	5,620,961
		11,499,441
Health-care equipment and supplies (9.6%)
AxoGen, Inc. † S	103,668	2,117,937
CONMED Corp.	79,180	5,083,356
Insulet Corp. † S	67,719	5,371,471
Merit Medical Systems, Inc. †	185,318	10,342,598
Penumbra, Inc. † S	29,341	3,585,470
Quidel Corp. †	137,439	6,709,772
Tactile Systems Technology, Inc. † S	84,868	3,865,737
		37,076,341
Health-care providers and services (0.9%)
HealthEquity, Inc. †	60,576	3,613,358
		3,613,358
Health-care technology (2.0%)
Tabula Rasa HealthCare, Inc. †	75,760	4,830,458
Teladoc Health, Inc. † S	58,954	2,922,350
		7,752,808
Hotels, restaurants, and leisure (5.6%)
Planet Fitness, Inc. Class A †	162,500	8,713,250
Wingstop, Inc. S	197,452	12,674,444
		21,387,694
Insurance (1.3%)
Kinsale Capital Group, Inc.	89,654	4,981,176
		4,981,176
IT Services (1.7%)
Evo Payments, Inc. Class A † S	262,122	6,466,550
		6,466,550
Leisure products (0.4%)
YETI Holdings, Inc. †	103,833	1,540,882
		1,540,882
Life sciences tools and services (2.3%)
Codexis, Inc. †	193,472	3,230,982
Medpace Holdings, Inc. †	107,500	5,689,975
		8,920,957
Machinery (4.8%)
Albany International Corp. Class A	51,600	3,221,388
Harsco Corp. †	170,746	3,391,016
John Bean Technologies Corp. (JBT)	24,400	1,752,164
Proto Labs, Inc. †	34,290	3,867,569
RBC Bearings, Inc. †	47,237	6,192,771
		18,424,908
Media (2.0%)
Cable One, Inc.	9,469	7,765,527
		7,765,527
Pharmaceuticals (0.8%)
Aerie Pharmaceuticals, Inc. †	42,605	1,538,041
Supernus Pharmaceuticals, Inc. †	45,854	1,523,270
		3,061,311

16 Small Cap Growth Fund

COMMON STOCKS (99.3%)* cont.	Shares	Value
Road and rail (1.0%)
Saia, Inc. †	69,461	$3,877,313
		3,877,313
Semiconductors and semiconductor equipment (3.7%)
Brooks Automation, Inc.	117,376	3,072,904
Entegris, Inc.	149,786	4,178,280
Integrated Device Technology, Inc. †	146,762	7,107,684
		14,358,868
Software (14.9%)
2U, Inc. † S	41,463	2,061,540
Alteryx, Inc. Class A † S	79,177	4,708,656
Anaplan, Inc. † S	80,130	2,126,650
Blackline, Inc. †	69,445	2,843,773
Envestnet, Inc. †	122,515	6,026,513
Everbridge, Inc. † S	137,400	7,798,824
j2 Global, Inc.	41,883	2,905,843
Mimecast, Ltd. †	83,711	2,815,201
Paylocity Holding Corp. †	76,863	4,627,921
PROS Holdings, Inc. †	119,060	3,738,484
Q2 Holdings, Inc. †	73,403	3,637,119
QAD, Inc. Class A	120,676	4,746,187
RealPage, Inc. †	191,130	9,210,554
		57,247,265
Specialty retail (4.8%)
At Home Group, Inc. † S	88,901	1,658,893
Five Below, Inc. †	132,593	13,566,916
National Vision Holdings, Inc. †	117,085	3,298,284
		18,524,093
Trading companies and distributors (1.8%)
SiteOne Landscape Supply, Inc. † S	124,394	6,875,256
		6,875,256
Total common stocks (cost $404,204,479)		$382,890,109

SHORT-TERM INVESTMENTS (18.7%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 2.58% [d]	69,577,578	$69,577,578
Putnam Short Term Investment Fund 2.58% L	2,476,123	2,476,123
Total short-term investments (cost $72,053,701)		$72,053,701

TOTAL INVESTMENTS
Total investments (cost $476,258,180)		$454,943,810

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2018 through December 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

Small Cap Growth Fund 17

* Percentages indicated are based on net assets of $385,562,406.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$19,264,968	$—	$—
Consumer discretionary	63,749,861	—	—
Consumer staples	4,400,609	—	—
Financials	26,346,668	—	—
Health care	106,089,868	—	—
Industrials	59,185,272	—	—
Information technology	93,620,196	—	—
Materials	10,232,667	—	—
Total common stocks	382,890,109	—	—

Short-term investments	2,476,123	69,577,578	—
Totals by level	$385,366,232	$69,577,578	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

18 Small Cap Growth Fund

Statement of assets and liabilities 12/31/18 (Unaudited)

ASSETS
Investment in securities, at value, including $68,952,964 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $404,204,479)	$382,890,109
Affiliated issuers (identified cost $72,053,701) (Notes 1 and 5)	72,053,701
Dividends, interest and other receivables	553,163
Receivable for shares of the fund sold	392,537
Receivable for investments sold	1,339,643
Prepaid assets	66,510
Total assets	457,295,663

LIABILITIES
Payable for shares of the fund repurchased	1,253,026
Payable for compensation of Manager (Note 2)	213,244
Payable for custodian fees (Note 2)	13,625
Payable for investor servicing fees (Note 2)	129,342
Payable for Trustee compensation and expenses (Note 2)	211,868
Payable for administrative services (Note 2)	2,940
Payable for distribution fees (Note 2)	244,121
Distributions payable to shareholders	78
Collateral on securities loaned, at value (Note 1)	69,577,578
Other accrued expenses	87,435
Total liabilities	71,733,257

Net assets	$385,562,406

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$427,348,637
Total distributable earnings (Notes 1 and 8)	(41,786,231)
Total — Representing net assets applicable to capital shares outstanding	$385,562,406

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($301,688,866 divided by 8,321,506 shares)	$36.25
Offering price per class A share (100/94.25 of $36.25)*	$38.46
Net asset value and offering price per class B share ($5,322,160 divided by 167,517 shares)**	$31.77
Net asset value and offering price per class C share ($12,191,296 divided by 385,164 shares)**	$31.65
Net asset value and redemption price per class M share ($3,997,840 divided by 120,333 shares)	$33.22
Offering price per class M share (100/96.50 of $33.22)*	$34.42
Net asset value, offering price and redemption price per class R share
($10,980,765 divided by 314,402 shares)	$34.93
Net asset value, offering price and redemption price per class R6 share
($14,873,789 divided by 394,130 shares)	$37.74
Net asset value, offering price and redemption price per class Y share
($36,507,690 divided by 971,435 shares)	$37.58

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 19

Statement of operations Six months ended 12/31/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $29,440)	$1,385,913
Interest (including interest income of $133,988 from investments in affiliated issuers) (Note 5)	170,639
Securities lending (net of expenses) (Notes 1 and 5)	107,390
Total investment income	1,663,942

EXPENSES
Compensation of Manager (Note 2)	1,188,984
Investor servicing fees (Note 2)	379,152
Custodian fees (Note 2)	8,248
Trustee compensation and expenses (Note 2)	7,757
Distribution fees (Note 2)	493,810
Administrative services (Note 2)	5,509
Other	196,322
Total expenses	2,279,782
Expense reduction (Note 2)	(16,472)
Net expenses	2,263,310

Net investment loss	(599,368)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(7,020,914)
Swap contracts (Note 1)	1,543,034
Total net realized loss	(5,477,880)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(79,770,362)
Total change in net unrealized depreciation	(79,770,362)

Net loss on investments	(85,248,242)

Net decrease in net assets resulting from operations	$(85,847,610)

The accompanying notes are an integral part of these financial statements.

20 Small Cap Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 12/31/18*	Year ended 6/30/18
Operations
Net investment loss	$(599,368)	$(1,122,967)
Net realized gain (loss) on investments	(5,477,880)	9,634,669
Net unrealized appreciation (depreciation) of investments	(79,770,362)	30,276,888
Net increase (decrease) in net assets resulting
from operations	(85,847,610)	38,788,590
Distributions to shareholders (Note 1):
From net realized long-term gain on investments
Class A	(2,235,917)	—
Class B	(48,428)	—
Class C	(128,092)	—
Class M	(25,065)	—
Class R	(101,683)	—
Class R6	(173,814)	—
Class Y	(352,035)	—
Increase (decrease) from capital share transactions
(Notes 4 and 8)	283,307,743	(811,776)
Total increase in net assets	194,395,099	37,976,814

NET ASSETS
Beginning of period	191,167,307	153,190,493
End of period (Note 1)	$385,562,406	$191,167,307

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 21

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
December 31, 2018**	$42.91	(.06)[d]	(5.92)	(5.98)	—	(.68)	(.68)	$36.25	(14.24)*	$301,689	.61*e	(.15)*d	22*
June 30, 2018	33.97	(.25)[f]	9.19	8.94	—	—	—	42.91	26.32	141,801	1.25[e,g]	(.66)[f,g]	68
June 30, 2017	27.38	(.11)	6.70	6.59	—[h]	—	—[h]	33.97	24.07	112,740	1.21	(.37)	127
June 30, 2016	32.34	.07[i]	(5.03)	(4.96)	—	—	—	27.38	(15.34)	104,743	1.22[j]	.26[i,j]	66
June 30, 2015	29.13	(.09)	3.30	3.21	—	—	—	32.34	11.02	130,125	1.21	(.31)	91
June 30, 2014	22.97	(.15)	6.31	6.16	—	—	—	29.13	26.82	124,234	1.24	(.55)	57
Class B
December 31, 2018**	$37.82	(.19)[d]	(5.18)	(5.37)	—	(.68)	(.68)	$31.77	(14.55)*	$5,322	.98*e	(.52)*d	22*
June 30, 2018	30.17	(.47)[f]	8.12	7.65	—	—	—	37.82	25.36	2,732	2.00[e,g]	(1.41)[f,g]	68
June 30, 2017	24.50	(.31)	5.98	5.67	—	—	—	30.17	23.14	2,568	1.96	(1.12)	127
June 30, 2016	29.16	(.11)[i]	(4.55)	(4.66)	—	—	—	24.50	(15.98)	2,012	1.97[j]	(.45) [i,j]	66
June 30, 2015	26.46	(.29)	2.99	2.70	—	—	—	29.16	10.20	1,911	1.96	(1.06)	91
June 30, 2014	21.03	(.33)	5.76	5.43	—	—	—	26.46	25.82	1,580	1.99	(1.29)	57
Class C
December 31, 2018**	$37.68	(.20)[d]	(5.15)	(5.35)	—	(.68)	(.68)	$31.65	(14.55)*	$12,191	.98*e	(.54)*d	22*
June 30, 2018	30.06	(.46)[f]	8.08	7.62	—	—	—	37.68	25.35	6,612	2.00[e,g]	(1.41)[f,g]	68
June 30, 2017	24.41	(.31)	5.96	5.65	—	—	—	30.06	23.15	9,900	1.96	(1.12)	127
June 30, 2016	29.05	(.13)[i]	(4.51)	(4.64)	—	—	—	24.41	(15.97)	8,520	1.97[j]	(.52)[i,j]	66
June 30, 2015	26.36	(.28)	2.97	2.69	—	—	—	29.05	10.20	10,291	1.96	(1.06)	91
June 30, 2014	20.95	(.33)	5.74	5.41	—	—	—	26.36	25.82	8,093	1.99	(1.30)	57
Class M
December 31, 2018**	$39.47	(.15)[d]	(5.42)	(5.57)	—	(.68)	(.68)	$33.22	(14.45)*	$3,998	.86*e	(.39)*d	22*
June 30, 2018	31.40	(.40)[f]	8.47	8.07	—	—	—	39.47	25.70	1,387	1.75[e,g]	(1.16)[f,g]	68
June 30, 2017	25.44	(.25)	6.21	5.96	—	—	—	31.40	23.43	1,200	1.71	(.87)	127
June 30, 2016	30.20	(.06)[i]	(4.70)	(4.76)	—	—	—	25.44	(15.76)	1,169	1.72[j]	(.24)[i,j]	66
June 30, 2015	27.34	(.22)	3.08	2.86	—	—	—	30.20	10.46	1,482	1.71	(.80)	91
June 30, 2014	21.67	(.27)	5.94	5.67	—	—	—	27.34	26.17	1,401	1.74	(1.05)	57
Class R
December 31, 2018**	$41.41	(.12)[d]	(5.68)	(5.80)	—	(.68)	(.68)	$34.93	(14.32)*	$10,981	.73*e	(.29)*d	22*
June 30, 2018	32.86	(.33)[f]	8.88	8.55	—	—	—	41.41	26.02	9,034	1.50[e,g]	(.91)[f,g]	68
June 30, 2017	26.55	(.19)	6.50	6.31	—	—	—	32.86	23.77	7,920	1.46	(.62)	127
June 30, 2016	31.44	(.01)[i]	(4.88)	(4.89)	—	—	—	26.55	(15.55)	7,446	1.47[j]	(.02)[i,j]	66
June 30, 2015	28.40	(.16)	3.20	3.04	—	—	—	31.44	10.70	10,710	1.46	(.55)	91
June 30, 2014	22.45	(.22)	6.17	5.95	—	—	—	28.40	26.50	10,707	1.49	(.81)	57

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

22 Small Cap Growth Fund	Small Cap Growth Fund 23

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class R6
December 31, 2018**	$44.55	.01[d]	(6.14)	(6.13)	—	(.68)	(.68)	$37.74	(14.05)*	$14,874	.40*e	.03*d	22*
June 30, 2018	35.11	(.09)[f]	9.53	9.44	—	—	—	44.55	26.89	11,041	.82[e,g]	(.22) [f,g]	68
June 30, 2017	28.29	.02	6.93	6.95	(.13)	—	(.13)	35.11	24.61	8,719.77		.07	127
June 30, 2016	33.28	.24[i,k]	(5.23)	(4.99)	—	—	—	28.29	(14.99)	6,781	.81[j]	.82[i,j,k]	66
June 30, 2015†	32.96	(.01)	.33	.32	—	—	—	33.28	.97*	10	—*l	—*l	91
Class Y
December 31, 2018**	$44.40	(.02)[d]	(6.12)	(6.14)	—	(.68)	(.68)	$37.58	(14.12)*	$36,508	.48*e	(.04)*d	22*
June 30, 2018	35.06	(.16)[f]	9.50	9.34	—	—	—	44.40	26.64	18,560	1.00[e,g]	(.39)[f,g]	68
June 30, 2017	28.25	(.04)	6.93	6.89	(.08)	—	(.08)	35.06	24.39	10,144.96		(.12)	127
June 30, 2016	33.29	.13[i,k]	(5.17)	(5.04)	—	—	—	28.25	(15.14)	8,359	.97[j]	.44[i,j,k]	66
June 30, 2015	29.91	(.02)	3.40	3.38	—	—	—	33.29	11.30	17,112.96		(.06)	91
June 30, 2014	23.53	(.09)	6.47	6.38	—	—	—	29.91	27.11	13,433.99		(.30)	57

*Not annualized.

**Unaudited.

†For the period June 29, 2015 (commencement of operations) to June 30, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.07	0.16%
Class B	0.06	0.16
Class C	0.06	0.16
Class M	0.07	0.17
Class R	0.06	0.16
Class R6	0.06	0.15
Class Y	0.06	0.15

e Includes one-time merger costs which amounted to the following amounts as a percentage of net assets (Note 8):

Percentage of average net assets
12/31/18	0.01%
6/30/18	0.05

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.06	0.16%
Class B	0.05	0.16
Class C	0.05	0.16
Class M	0.06	0.16
Class R	0.06	0.16
Class R6	0.07	0.17
Class Y	0.07	0.17

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.05% as a percentage of average net assets (Note 2).

h Amount represents less than $0.01 per share.

i Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.10	0.37%
Class B	0.10	0.38
Class C	0.09	0.35
Class M	0.10	0.37
Class R	0.10	0.35
Class R6	0.12	0.43
Class Y	0.10	0.34

j Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

k The net investment income ratio and per share amount shown for the period ending may not correspond with expected class specific differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

l Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

24 Small Cap Growth Fund	Small Cap Growth Fund 25

Notes to financial statements 12/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2018 through December 31, 2018.

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 2000 Growth Index. This policy may be changed only after 60 days’ notice to shareholders. As of August 31, 2018, the index was composed of companies having market capitalizations of between approximately $32.78 million and $8.31 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

26 Small Cap Growth Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Small Cap Growth Fund 27

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign

28 Small Cap Growth Fund

exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $69,577,578 and the value of securities loaned amounted to $68,952,964.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $434,197 to its fiscal year ending June 30, 2019 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2018 and June 30, 2018, and (ii) specified ordinary and currency losses recognized between November 1, 2017 and June 30, 2018).

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $476,285,070, resulting in gross unrealized appreciation and depreciation of $41,355,535 and $62,696,795, respectively, or net unrealized depreciation of $21,341,260.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined

Small Cap Growth Fund 29

in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended June 30, 2018, the fund had accumulated net investment loss of $434,197.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.318% of the fund’s average net assets, which included an effective base fee of 0.315% and an increase of 0.003% ($11,140) based on performance.

Putnam Management has contractually agreed, through October 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage

30 Small Cap Growth Fund

the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$301,069	Class R	11,488
Class B	5,382	Class R6	4,007
Class C	13,252	Class Y	40,267
Class M	3,687	Total	$379,152

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,432 under the expense offset arrangements and by $14,040 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $359, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

Small Cap Growth Fund 31

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$362,939
Class B	1.00%	1.00%	26,798
Class C	1.00%	1.00%	63,143
Class M	1.00%	0.75%	13,856
Class R	1.00%	0.50%	27,074
Total			$493,810

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $20,632 and $97 from the sale of class A and class M shares, respectively, and received $1,856 and $475 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $32 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$313,904,664	$78,718,343
U.S. government securities (Long-term)	—	—
Total	$313,904,664	$78,718,343

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	496,082	$31,713,671	461,106	$18,114,732
Shares issued in connection with
reinvestment of distributions	48,409	2,175,488	—	—
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	5,227,319	237,312,959	—	—
	5,771,810	271,202,118	461,106	18,114,732
Shares repurchased	(755,126)	(41,578,028)	(475,453)	(17,737,367)
Net increase (decrease)	5,016,684	$229,624,090	(14,347)	$377,365

32 Small Cap Growth Fund

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	4,364	$384,242	4,796	$164,793
Shares issued in connection with
reinvestment of distributions	1,179	46,560	—	—
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	140,572	5,607,562	—	—
	146,115	6,038,364	4,796	164,793
Shares repurchased	(50,832)	(2,239,613)	(17,695)	(596,320)
Net increase (decrease)	95,283	$3,798,751	(12,899)	$(431,527)

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	45,931	$2,184,545	49,331	$1,741,013
Shares issued in connection with
reinvestment of distributions	2,994	117,825	—	—
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	232,395	9,235,412	—	—
	281,320	11,537,782	49,331	1,741,013
Shares repurchased	(71,622)	(3,025,376)	(203,242)	(6,871,923)
Net increase (decrease)	209,698	$8,512,406	(153,911)	$(5,130,910)

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	5,846	$359,887	7,956	$277,163
Shares issued in connection with
reinvestment of distributions	593	24,473	—	—
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	85,720	3,572,433	—	—
	92,159	3,956,793	7,956	277,163
Shares repurchased	(6,962)	(405,265)	(11,020)	(382,611)
Net increase (decrease)	85,197	$3,551,528	(3,064)	$(105,448)

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	36,427	$1,864,501	35,327	$1,316,669
Shares issued in connection with
reinvestment of distributions	2,126	92,120	—	—
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	176,890	7,742,898	—	—
	215,443	9,699,519	35,327	1,316,669
Shares repurchased	(119,187)	(5,315,350)	(58,158)	(2,062,543)
Net increase (decrease)	96,256	$4,384,169	(22,831)	$(745,874)

Small Cap Growth Fund 33

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	90,676	$4,695,693	44,543	$1,771,009
Shares issued in connection with
reinvestment of distributions	3,720	173,814	—	—
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	190,638	8,996,174	—	—
	285,034	13,865,681	44,543	1,771,009
Shares repurchased	(138,743)	(6,939,168)	(45,010)	(1,760,330)
Net increase (decrease)	146,291	$6,926,513	(467)	$10,679

	SIX MONTHS ENDED 12/31/18		YEAR ENDED 6/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	372,573	$17,972,467	226,771	$9,090,434
Shares issued in connection with
reinvestment of distributions	7,239	336,972	—	—
Shares issued in connection with the
merger of Putnam Capital
Opportunities Fund	569,215	26,765,175	—	—
	949,027	45,074,614	226,771	9,090,434
Shares repurchased	(395,607)	(18,564,328)	(98,077)	(3,876,495)
Net increase	553,420	$26,510,286	128,694	$5,213,939

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/18	cost	proceeds	income	of 12/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$37,057,260	$170,908,012	$138,387,694	$631,074	$69,577,578
Putnam Short Term
Investment Fund**	9,465,394	135,099,303	142,088,574	133,988	2,476,123
Total Short-term
investments	$46,522,654	$306,007,315	$280,476,268	$765,062	$72,053,701

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

34 Small Cap Growth Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

OTC total return swap contracts (notional)	$—*

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Equity contracts	$1,543,034	$1,543,034
Total	$1,543,034	$1,543,034

Note 8: Acquisition of Putnam Capital Opportunities Fund

On August 27, 2018, the fund issued 5,227,319, 140,572, 232,395, 85,720, 176,890, 190,638 and 569,215 class A, class B, class C, class M, class R, class R6 and class Y shares, respectively, for 19,699,313, 598,044, 962,367, 344,553, 671,965, 707,368 and 2,118,098 class A, class B, class C, class M, class R, class R6 and class Y shares of Putnam Capital Opportunities Fund to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam Capital Opportunities Fund, with a fair value of $48,880,379 and an identified cost of $36,331,145 at August 24, 2018, was the principal asset acquired by the fund. The net assets of the fund and Putnam Capital Opportunities Fund on August 24, 2018, were $207,091,505 and $299,232,613, respectively. On August 24, 2018, Putnam Capital Opportunities Fund had accumulated net investment loss of $98,941, accumulated net realized loss of $13,823,695 and unrealized appreciation of $13,750,869. The aggregate net assets of the fund immediately following the acquisition were $506,324,118.

Assuming the acquisition had been completed on July 1, 2018, the fund’s pro forma results of operations for the reporting period are as follows (unaudited):

Net investment loss	$(585,568)
Net loss on investments	$(77,967,910)
Net decrease in net assets resulting from operations	$(78,553,478)

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Capital Opportunities Fund that have been included in the fund’s Statement of operations for the current fiscal period.

Small Cap Growth Fund 35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36 Small Cap Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA076 314984 2/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2019